                                            EXHIBIT 99.27

====================================================================================================
                                 OFFICE OF THE UNITED STATES TRUSTEE
====================================================================================================
In re:                                                    Chapter 11 Trustee Operating Report
Performance Asset Management Fund IV, Ltd.
James J. Joseph, Trustee
2029 Century Park East, 3rd Floor                         Report Number : 27             Page 1 of 3
Los Angeles, CA  90067
-------------------------------------------
Chapter 11 Case No. SA 98 27105 RA                        For the Period From : 03/01/01 to 03/31/01
====================================================================================================

1.   Profit and Loss Statement
     A.   Related to Business Operations
          Gross Sales / Rents                                                       4,392.90
                                                                                ------------
          Less :   Sales Returns and Discounts                                          0.00
                                                                                ------------
               Net Sales                                                                          4,392.90
                                                                                              ------------
          Less :   Cost of Goods Sold
                   Collection Costs                                                     0.00
                                                                                ------------
                   Commissions, Escrow Fees & Closing Costs                             0.00
                                                                                ------------
          Less :   Ending Inventory at Cost                                             0.00
                                                                                ------------
               Cost of Goods Sold                                                                     0.00
                                                                                              ------------
                   Gross Profit                                                                                 4,392.90
                                                                                                            ------------
                   Other Operating Revenues                                                                         0.00
                                                                                                            ------------
          Less :   Operating Expenses:
               Officer Compensation                                                     0.00
                                                                                ------------
               Salaries and Wages -                                                     0.00
                                                                                ------------
                   Total Salaries and Wages                                                           0.00
                                                                                              ------------
                   Employee Benefits and Pensions                                                     0.00
                                                                                              ------------
               Payroll Taxes                                                            0.00
                                                                                ------------
               Real Estate Taxes                                                        0.00
                                                                                ------------
               Federal and State Income Taxes                                           0.00
                                                                                ------------
                   Total Taxes                                                                        0.00
                                                                                              ------------
               Rent and Lease Exp.(Real Property and Personal Property)                 0.00
                                                                                ------------
               Interest Expense (Mortgage, Loan, Etc.)                                  0.00
                                                                                ------------
               Insurance                                                                0.00
                                                                                ------------
               Automobile Expenses                                                      0.00
                                                                                ------------
               Utilities (Gas, Electricity, Water, Telephone, Etc.)                     0.00
                                                                                ------------
               Depreciation and Amortization                                            0.00
                                                                                ------------
               Repairs and Maintenance                                                  0.00
                                                                                ------------
               Advertising                                                              0.00
                                                                                ------------
               Supplies-Office Expenses, Photocopies, Etc.                              0.00
                                                                                ------------
               Bad Debts                                                                0.00
                                                                                ------------
               Miscellaneous Operating Expenses (See Attached)                     54,391.17
                                                                                ------------
                   Total Operating Expenses                                                                    54,391.17
                                                                                                            ------------

                        Net Gain / Loss from Business Operations                                              (49,998.27)
                                                                                                            ------------


     B.   Not Related to Business Operations
          Income :
               Interest Income                                                                   26,901.28
                                                                                              ------------
               Other Non-Operating Revenues (Specify)                                                 0.00
                                                                                              ------------
               Gross Proceeds on Sale of Assets                                         0.00
                                                                                ------------
               Less :   Original Cost of Assets plus Expenses of Sale                   0.00
                                                                                ------------
                        Net Gain / Loss of Sale of Assets                                             0.00
                                                                                              ------------
               Total Non-Operating Income                                                                      26,901.28
                                                                                                            ------------
           Expenses Not Related to Business Operations:
               Legal and Professional Fees/Costs (See Section 7 - Professional Fees)                  0.00
                                                                                              ------------
               Other Non-Operating Expenses (U.S. Trustee Funds)                                  1,250.00
                                                                                              ------------
                        Total Non-Operating Expenses                                                            1,250.00
                                                                                                            ------------

     NET INCOME / LOSS FOR PERIOD                                                                             (24,346.99)
                                                                                                            ============

================================================================================
                                OPERATING REPORT
================================================================================

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       CHAPTER 11 TRUSTEE OPERATING REPORT NO : 27            PAGE 2 OF 3
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2. Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable) :

                       =================  =========================
                       ACCOUNTS PAYABLE     ACCOUNTS RECEIVABLE
                       =================  =========================
    Current - 30 Days  $            0.00  $                    0.00
                       -----------------  -------------------------
 Overdue 31 - 60 Days  $            0.00  $                    0.00
                       -----------------  -------------------------
 Overdue 61 - 90 Days  $            0.00  $                    0.00
                       -----------------  -------------------------
Overdue 91 - 120 Days  $            0.00  $                    0.00
                       -----------------  -------------------------
Overdue Over 120 Days  $            0.00  $                    0.00
                       =================  =========================
TOTAL                  $            0.00  $                    0.00
                       =================  =========================
                                          Includes Pre-Petition A/R

3.   Statement of Status of Payments to Secured Creditors and Lessors :

============================================================================
                FREQUENCY                                 POST-PETITION
             OF PAYMENT PER    AMOUNT    NEXT          PAYMENTS NOT MADE *
CREDITOR /  CONTRACT / LEASE   OF EACH  PAYMENT
LESSOR      (I.E., MO., QTR.)  PAYMENT    DUE          NUMBER         AMOUNT
==========  =================  =======  =======  ===================  ======

----------  -----------------  -------  -------  -------------------  ------

----------  -----------------  -------  -------  -------------------  ------

----------  -----------------  -------  -------  -------------------  ------

============================================================================

4.   Tax Liability
          Gross Payroll Expenses for Period :              $0.00
                                                           ----------------
          Gross Sales for Period Subject to Sales Tax :    $0.00
                                                           ----------------

                                       ===========================================================
                                       DATE PAID  AMOUNT PAID *   POST-PETITION TAXES STILL OWING
                                       =========  ==============  ================================
Federal Payroll and Withholding Taxes             $         0.00
State Payroll and Withholding Taxes               $         0.00  $                           0.00
                                       ---------  --------------  --------------------------------
Real Property Taxes                               $         0.00  $                           0.00
                                                  $         0.00  $                           0.00
                                       ---------  --------------  --------------------------------
                                                  $         0.00  $                           0.00
                                                  $         0.00  $                           0.00
                                       ---------  --------------  --------------------------------
                                                  $         0.00  $                           0.00

                                       ===========================================================
                                       *    Attach photocopies of depository receipts from taxing
                                            authorities or Financial institutions to verify that
                                            such deposits have been made.

5.   Insurance Coverage

                            ==============================================================
                            CARRIER / AGENT NAME  AMOUNT OF      POLICY       PREMIUM PAID
                                                  COVERAGE   EXPIRATION DATE  THROUGH DATE
                            ====================  =========  ===============  ============
Worker's Compensation       Not Applicable
                            --------------------  ---------  ---------------  ------------
Liability                   Not Applicable
                            --------------------  ---------  ---------------  ------------
Fire and Extended Coverage  Not Applicable
                            --------------------  ---------  ---------------  ------------
Property
Building Contents           Not Applicable
                            --------------------  ---------  ---------------  ------------
Flood                       Not Applicable
                            --------------------  ---------  ---------------  ------------
Earthquake                  Not Applicable
                            --------------------  ---------  ---------------  ------------
Business Income             Not Applicable
                            --------------------  ---------  ---------------  ------------
Boiler / Property Damage    Not Applicable
                            ==============================================================

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       CHAPTER 11 TRUSTEE OPERATING REPORT NO : 27            PAGE 3 OF 3
================================================================================

6.   Questions:

     A. Has the Trustee provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?

                  :     Yes     Explain:
              ---                       ----------------------------------------
               XX :     No
              ---

     B. Has the Trustee subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?

                  :     Yes     Explain:
              ---                       ----------------------------------------
               XX :     No
              ---

7.   Statement  of  Unpaid  Professional Fees (Post-Petition Amounts Only) :

=======================================================================================
NAME OF PROFESSIONAL   STATE TYPE OF PROFESSIONAL     TOTAL POST-PETITION AMOUNT UNPAID
                      (ATTORNEY, ACCOUNTANT, ETC.)       CURRENT        TOTAL TO DATE
====================  ============================  =================  ================

--------------------  ----------------------------  -----------------  ----------------

--------------------  ----------------------------  -----------------  ----------------

--------------------  ----------------------------  -----------------  ----------------

--------------------  ----------------------------  -----------------  ----------------

=======================================================================================

8. Narrative Reports of Significant Events and Events out of the Ordinary Course of Business: (Attach separate sheet if necessary)

9. Quarterly Fees: (This Fee must be paid to the United States Trustee every Calendar quarter)

==========================================================================================================
QUARTERLY PERIOD  TOTAL DISBURSEMENTS   QUARTERLY FEE   DATE PAID  AMOUNT PAID   CHECK NO.  QUARTERLY FEE
     REPORTS          PER QUARTER                                                            STILL OWING
================  ====================  ==============  =========  ============  =========  ==============

12/31/00          $       1,571.000.00  $     3,750.00   01/31/01  $   3,750.00      10022  $         0.00
----------------  --------------------  --------------  ---------  ------------  ---------  --------------
03/31/99          $          73,884.00  $       500.00   04/21/99  $     500.00      10006  $         0.00
----------------  --------------------  --------------  ---------  ------------  ---------  --------------
06/30/99          $         519,356.75  $     3,750.00   07/23/99  $   3,750.00      10013  $         0.00
----------------  --------------------  --------------  ---------  ------------  ---------  --------------
09/30/99          $         400,673.00  $     3,750.00   10/28/99  $   3,750.00      10014  $         0.00
----------------  --------------------  --------------  ---------  ------------  ---------  --------------
12/31/99          $         693,765.00  $     3,750.00   01/27/00  $   3,750.00      10015  $         0.00
----------------  --------------------  --------------  ---------  ------------  ---------  --------------
03/31/00          $         163,473.00  $     1,250.00   05/19/00  $   1,250.00      10018  $         0.00
----------------  --------------------  --------------  ---------  ------------  ---------  --------------
06/30/00          $          48,633.00  $       500.00   08/09/00  $     500.00      10020  $         0.00
----------------  --------------------  --------------  ---------  ------------  ---------  --------------
09/30/00          $         550,254.00  $     3,750.00   10/20/00  $   3,750.00      10021  $         0.00
==========================================================================================================

I, James J. Joseph, Trustee, declare under penalty of perjury that the information contained in the above Trustee Operating Report is true and complete to the best of my knowledge.
Note:  The Trustee has obtained an order tom allocate among the administratively consolidated estates when court approved payments to professionals are made. Accrued fees for all estates are reflected on the Vision Capital Services operating report in that all cases are administratively consolidated under the Vision case number.


           Date:   4/24/01                        /s/ James J. Joseph
                 -------------------       -------------------------------------
                                                  James J. Joseph, Trustee

Performance Asset Management Fund IV, Ltd.

James J. Joseph, Trustee

2029 Century Park East

3rd Floor

Los Angeles, CA 90067



Chapter 11 Case No. SA 98-27105 RA

Operating Report # 27                     From :  03/01/01
                                            To :  03/31/01



Schedule of Miscellaneous Operating Expenses
--------------------------------------------

-------------------------------------  ---------------------------  --------------  -------------
               EXPENSE                         VENDOR                   AMOUNT          TOTAL
-------------------------------------  ---------------------------  --------------  -------------

PORTFOLIO PURCHASE# 316                PCM(PAM FUND PURCHASE        $    48,445.69  $   48,445.69

ACQUSISITION FEE FOR PORT# 316         PCM(OPERATING)               $     4,844.56  $    4,844.56

TSF FOR POSTAGE FOR WHITMONT           PCM(OPERATING)               $     1,100.92  $    1,100.92


                                       ---------------------------


                                                                                    =============
                                                                       TOTAL            54,391.17

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                                                                     Page 1 of 1
                       OFFICE OF THE UNITED STATES TRUSTEE
                         CENTRAL DISTRICT OF CALIFORNIA
================================================================================

IN RE:                   TRUSTEE INTERIM STATEMENT
PERFORMANCE ASSET MGMT           STATEMENT NUMBER:    027
FUND IV, LTD                  FOR THE PERIOD FROM:    030101
JAMES J. JOSEPH,                               TO:    033101
CHAPTER 11 TRUSTEE
-----------------------

CASE NO. SA 98-27105 RA
=======================

                                                      Operating     30-Day C.D.   Money Market  Money Market
                                                       Account        Account       Account       Account
CASH ACTIVITY ANALYSIS                                14-088-407    426-570-001   6704-559087   14-088-679
                                                      ------------  ------------  -----------  -------------
A.  Total Receipts Per All Prior Interim
      Statements . . . . . . . . . . . .   . . . . .  1,150,337.60    823,854.21   654,976.41  13,698,987.14
                                                      ------------  ------------  ------------ -------------
B.  Less : Total Disbursements Per All
      Prior Interim Statements . . . . .   . . . . .  1,150,237.60    823,854.21   654,976.41   4,629,325.93
                                                      ------------  ------------  -----------  -------------
C.  Beginning Balance. . . . . . . . . .   . . . . .        100.00          0.00         0.00   9,069,661.21
                                                      ============  ============  ===========  =============
D.  Receipts During Current Period

              Per Attached Schedule. . .   . . . . .      1,250.00          0.00         0.00      31,294.18

              Total Receipts . . . . . .   . . . . .      1,250.00          0.00         0.00      31,294.18
                                                      ------------  ------------  -----------  -------------
E.  Balance Available. . . . . . . . . .   . . . . .      1,350.00          0.00         0.00   9,100,955.39
                                                      ------------  ------------  -----------  -------------
F.  Less : Disbursements During Period

              Per Attached Schedule. . .   . . . . .      1,250.00          0.00         0.00      55,641.17

              Total Disbursements. . . .   . . . . .      1,250.00          0.00         0.00      55,641.17
                                                      ============  ============  ===========  =============
G.  Ending Balance                                          100.00          0.00         0.00   9,045,314.22
                                                      ============  ============  ===========  =============
H.  Disbursements for Quarterly Fees . .   . . . . .      1,250.00          0.00         0.00      54,391.17
                                                      ============  ============  ===========  =============
                                                                   ACCOUNT CLOSED ACCOUNT CLOSED
                                                                   02/22/00       03/01/99

I.   (1)  Operating  Account  :
          (a)  Imperial  Bank,  9757  Wilshire  Blvd.,  Beverly  Hills,  CA  90212
          (b)  Account Number:  14-088-407
     (2)  30-Day  C.D.
          (a)  Imperial  Bank,  9757  Wilshire  Blvd.,  Beverly  Hills,  CA  90212
          (b)  Account  Number:  426-570-001
     (3)  Money  Market  Account
          (a)  Wells  Fargo,  1661  No.  Raymond,  Anaheim,  CA  92801
          (b)  Account Number:  6704-559087
     (4)  Money  Market  Account
          (a)  Imperial  Bank,  9757  Wilshire Blvd.,  Beverly  Hills,  CA  90212
          (b)  Account  Number:  14-088-679


          BOND:  $17,500,000.00
BANKRUPTCY JUDGE : HON. ROBERT W. ALBERTS

I, James J. Joseph, declare under penalty of perjury that the information contained in the above Interim Statement is true and complete to the best of my knowledge.

Dated:  4/24/01                   Signed:  /s/ James J. Joseph
----------------------------      ----------------------------------------------
                                               James J. Joseph, Trustee


================================================================================

CASE NAME : PERFORMANCE ASSET MGMT FUND IV LTD
CASE NUMBER : SA 98-27105 RA

            STATEMENT NUMBER:   027
RECEIPTS FOR THE PERIOD FROM:   030101
                          TO:   033101
OPERATING ACCOUNT # 14-088-407                                             AMOUNT
---------------------------------------------------------------------------------
03/12-MONEYMARKET               TRANSFER FOR A/P                         1,250.00





                                                                    -------------
                                                           TOTAL         1,250.00
                                                                    =============

CASE NAME : PERFORMANCE ASSET MGMT FUND IV, LTD
CASE NUMBER : SA 98-27105 RA

                 STATEMENT NUMBER:   027
DISBURSEMENTS FOR THE PERIOD FROM:   030101
                               TO:   033101
OPERATING ACCOUNT # 14-088-407                                                    CHECK
NAME OF PAYEE                        DESCRIPTION                       AMOUNT     NUMBER  DATE
--------------------------------------------------------------------------------------------------
U.S. TRUSTEE                         REMAINING BALANCE OF 4TH QUARTER  1,250.00   10023   03/12/01







                                                                    -----------
                                                           TOTAL       1,250.00
                                                                    ===========

CASE NAME : PERFORMANCE ASSET MGMT FUND, IV, LTD
CASE NUMBER : SA 98 27105 RA
            STATEMENT NUMBER:       027
RECEIPTS FOR THE PERIOD FROM:       030101
                          TO:       033101
MONEY MARKET ACCOUNT # 14-088-679                                                       AMOUNT
----------------------------------------------------------------------------------------------
03/20-PCM(SUSPENSE)                 CHASE MANHATTAN BUYBACK# 02335924                   605.45
03/20-PCM(SUSPENSE)                 CHASE MANHATTAN BUYBACK# 02331593                   312.27
03/20-PCM(SUSPENSE)                 WELLS FARGO BUYBACK# 011816                         957.50
03/20-PCM(SUSPENSE)                 WELLS FARGO BUYBACK# 112307                       2,105.47
03/27-PCM(SUSPENSE)                 WELLS FARGO BUYBACK# 0144298                         13.00
03/27-PCM(SUSPENSE)                 CHASE MANHATTAN BUYBACK# 02363548                   399.21
03/31-IMPRIAL BANK                  MARCH 2001 INTEREST                              26,901.28



                                                                                  ------------
                                                                        TOTAL        31,294.18
                                                                                  ============

CASE NAME : PERFORMANCE ASSET MGMT FUND, IV, LTD
CASE NUMBER : SA 98 27105 RA

                 STATEMENT NUMBER:     027
DISBURSEMENTS FOR THE PERIOD FROM:     030101
                               TO:     033101
MONEY MARKET ACCOUNT # 14-088-679                                                                     CHECK
NAME OF PAYEE                          DESCRIPTION                                       AMOUNT       NUMBER  DATE
----------------------------------------------------------------------------------------------------------------------
PCM(PAM FUND PURCHASE ACCOUNT)         PORTFOLIO PURCHASE# 316                            48,445.69   TSF     03/12/01
PCM(OPERATING)                         ACQUISITION FEE FOR PORTFOLIO PURCHASE# 316         4,844.56   TSF     03/12/01
OPERATING                              TRANSFER FOR A/P                                    1,250.00   TSF     03/12/01
PCM(OPERATING)                         TRANSFER FOR POSTAGE OF WHITMONT                    1,100.92   TSF     03/21/01




                                                                                         ----------
                                                                               TOTAL      55,641.17
                                                                                         ==========